UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2024

CARLYLE SECURED LENDING III

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01410	86-6498423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 2, 2024, Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Carlyle Secured Lending, Inc., a Maryland corporation (“CGBD”), Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of CGBD (“Merger Sub”), and, solely for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company and investment adviser to CGBD (“CGCIM,” together with CSL III Advisor, the “Advisors”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into CSL III, with CSL III continuing as the surviving company and as a wholly-owned subsidiary of CGBD (the “Merger”) and, immediately thereafter, CSL III will merge with and into CGBD, with CGBD continuing as the surviving company (together with the Merger, the “Mergers”). The board of trustees of CSL III and the board of directors of CGBD, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of certain independent trustees or directors of CSL III or CGBD, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, upon the terms and subject to the conditions contained in the Merger Agreement, each common share of beneficial interest, $0.001 par value per share, of CSL III (“CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of CGBD (“CGBD Common Stock”) equal to the Exchange Ratio (as defined below) and, if applicable, cash (without interest) in lieu of fractional shares of CGBD Common Stock (the “Merger Consideration”).

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of CSL III and CGBD will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to CSL III, the “Closing CSL III Net Asset Value” and such calculation with respect to CGBD, the “Closing CGBD Net Asset Value”), in each case using CSL III’s and CGBD’s historically used set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “CSL III Per Share NAV”, which will be equal to the quotient (rounded to the nearest whole cent) of (i) the Closing CSL III Net Asset Value and (ii) the number of CSL III Common Shares issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “CGBD Per Share NAV”, which will be equal to the quotient (rounded to the nearest whole cent) of (i) the Closing CGBD Net Asset Value and (ii) the number of shares of CGBD Common Stock issued and outstanding as of the Determination Date (taking into account the shares of CGBD Common Stock to be issued as a result of the Preferred Stock Exchange (as defined below) as if the Preferred Stock Exchange had occurred as of the Determination Date).

The “Exchange Ratio” will be calculated as follows:

1.

If the closing price per share of CGBD Common Stock on the Nasdaq Global Select Market (“Nasdaq”) on either the Determination Date or, if Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date (the “CGBD Common Stock Price”) is equal to or lesser than the CGBD Per Share NAV, then the Exchange Ratio will be the quotient (rounded to the fourth nearest decimal) of:

A.	the CSL III Per Share NAV, and

B.	the CGBD Per Share NAV; or

2.	if the CGBD Common Stock Price is greater than the CGBD Per Share NAV, then the Exchange Ratio will be the quotient (rounded to the fourth nearest decimal) of:

A.	the amount equal to (x) CSL III Per Share NAV, multiplied by (y) the sum of (i) one (1) and (ii) the CSL III Share of CGBD Premium (defined below), and

B.	the CGBD Common Stock Price;

provided, that, the amount set forth in sub-clause (y) for the purposes of the calculation will not be greater than, and will be subject to a cap of, 1.055. The “CSL III Share of CGBD Premium” means fifty percent (50%), multiplied by the difference between (i) the quotient of (x) CGBD Common Stock Price, and (y) CGBD Per Share NAV and (ii) one (1).

CSL III and CGBD will update and redeliver the Closing CSL III Net Asset Value or the Closing CGBD Net Asset Value, respectively, in the event the closing of the Mergers is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

CGBD Preferred Stock

Preferred Stock Exchange

Immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents (as defined in the Merger Agreement), all shares of convertible preferred stock, par value $0.01 per share, of CGBD (“CGBD Preferred Stock”) issued and outstanding will be exchanged for such number of CGBD Common Stock in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as is equal to the quotient of (i) the aggregate liquidation preference of CGBD Preferred Stock and (ii) the Closing CGBD Net Asset Value (the “Preferred Stock Exchange”). Any accrued and unpaid dividends of the CGBD Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holders of record in cash immediately prior to the Preferred Stock Exchange. After the Preferred Stock Exchange and the issuance of CGBD Common Stock pursuant thereto, each share of CGBD Preferred Stock will cease to be outstanding, will be cancelled, will cease to exist and will thereafter represent only the rights afforded to holders of CGBD Common Stock following the closing of the Mergers.

Lock-Up Agreement

At the closing of the Mergers, CGBD and Carlyle Investment Management L.L.C. (“CIM”), as the holder of record of CGBD Preferred Stock, will enter into a lock-up agreement in substantially the form attached to the Merger Agreement (with such changes as may be mutually agreed by CGBD and CIM), which will be effective as of the closing of the Mergers (the “Lock-Up Agreement”), in accordance with the terms and conditions more fully set forth in the form of Lock-Up Agreement.

In accordance with the terms of the Lock-Up Agreement, during the Restricted Period (as defined below), CIM may not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, a “Transfer”) its shares of CGBD Common Stock resulting from the Preferred Stock Exchange unless the CGBD board of directors consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” will begin on the closing date and end on the date that is (i) 360 days after the closing date for one-third of the shares of CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange, (ii) 540 days after the closing date for one-third of the shares of CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange and (iii) 720 days after the closing date for one-third of the shares of CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of CSL III, CGBD and the Advisors. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of CSL III’s and CGBD’s businesses during the period prior to the closing of the Mergers. CGBD has agreed to convene and hold a stockholders meeting for the purpose of obtaining the approval required of CGBD’s stockholders, and has agreed that the CGBD board of directors will, subject to certain exceptions, recommend that CGBD stockholders approve the applicable proposals.

The Merger Agreement provides that each of CSL III and CGBD may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the CGBD board of directors may, subject to certain conditions and in some instances payment by CGBD of a termination fee of approximately $26 million, change its recommendation to the stockholders of CGBD, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the CGBD Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the CGBD directors’ duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by CSL III).

Conditions to the Mergers

Consummation of the Mergers, which is expected to occur in the first fiscal quarter of 2025, is subject to certain closing conditions, including (1) requisite approval of CGBD’s stockholders, (2) authorization of the shares of CGBD Common Stock to be issued as consideration in the Mergers for listing on Nasdaq, (3) effectiveness of the registration statement for the CGBD Common Stock to be issued as consideration in the Mergers, (4) the absence of certain legal impediments to the consummation of the Mergers, (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) determinations of closing NAV in accordance with the terms of the Merger Agreement, (7) consummation of the Preferred Stock Exchange in accordance with the Preferred Stock Exchange Documents, (8) execution of the Lock-Up Agreement by CGBD and CIM, to be effective as of the closing of the Mergers, and (8) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement.

Termination

The Merger Agreement also contains certain termination rights in favor of CSL III and CGBD, including if the Mergers are not completed on or before March 31, 2025 (unless such date is otherwise extended pursuant to the terms of the Merger Agreement) or if the requisite approval of CGBD stockholders are not obtained. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, CGBD may be required to pay CSL III a termination fee of approximately $26 million.

Expenses

If the closing of the Mergers occurs, CGCIM has agreed to bear 100% of the transaction costs incurred by CGBD in connection with the Merger Agreement and CSL III Advisor has agreed to bear 100% of the transaction costs incurred by CSL III in connection with the Merger Agreement, up to an aggregate cap for both CGBD and CSL III of $5 million. If the closing of the Mergers does not occur (i) because the requisite approval of CGBD stockholders was not obtained, then CSL III Advisor has agreed to bear 100% of the transaction costs incurred by CSL III in connection with the Merger Agreement up to an aggregate cap of $2.5 million (and, in the case of this clause (i), CGBD will bear 100% of its transaction costs), or (ii) for any reason other than as set forth in the preceding clause (i), CGCIM will bear 50% of the transaction costs incurred by CGBD and CSL III Advisor will bear 50% of the transactions costs incurred by CSL III, in each case, up to an aggregate cap of $2.5 million (and, in the case of this clause (ii), CGBD and CSL III will each bear the remaining 50% of their respective transaction costs).

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On August 5, 2024, CSL III and CGBD issued a joint press release and joint presentation announcing entry into the Merger Agreement. Copies of the press release and presentation are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed “filed” by CSL III for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they are not historical facts, but instead relate to future events or the future performance or financial condition of CSL III, CGBD or the Mergers. The forward-looking statements may include statements as to: future operating results of CSL III and CGBD and distribution projections; business prospects of CSL III and CGBD and the prospects of their portfolio companies; and the impact of the investments that CSL III and CGBD expect to make. In addition, words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts,” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CSL III and CGBD or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CSL III’s and CGBD’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CSL III’s and CGBD’s publicly disseminated documents and filings. CSL III and CGBD have based the forward-looking statements included in this Current Report on Form 8-K on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although CSL III and CGBD undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CSL III and CGBD have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, CGBD plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”), CSL III plans to file with the SEC and mail to its shareholders an information statement (the “Information Statement”), and CGBD plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement, the Information Statement and a prospectus of CGBD. The Proxy Statement, Information Statement and the Registration Statement will each contain important information about CSL III, CGBD, the Mergers and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF CSL III AND STOCKHOLDERS OF CGBD ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov or, for documents filed by CGBD, from CGBD’s website at https://www.carlylesecuredlending.com/.

Participants in the Solicitation

CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CSL III, CGBD or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., and (for the limited purposes set forth therein) CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of August 2, 2024.

99.1	Joint Press Release of Carlyle Secured Lending, Inc. and Carlyle Secured Lending III, dated as of August 5, 2024.

99.2	Joint Presentation of Carlyle Secured Lending, Inc. and Carlyle Secured Lending III, dated as of August 5, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Secured Lending III

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Chief Compliance Officer and Secretary

Date: August 5, 2024